February 27, 2009

BRISTLECONE FUND
a series of Trust for Professional Managers

Supplement to Prospectus Dated December 31, 2007

On February 24, 2009, the Board of Trustees of Trust for Professional Managers (the “Trust”), based upon the recommendation of Bristlecone Value Partners, LLC (the “Adviser”), the investment adviser to the Bristlecone Fund (the “Fund”), determined to close the Fund.  After considering a variety of factors, including the current size of the Fund and its projected rate of asset growth, the Board of Trustees concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, effective as of the close of business on March 31, 2009.

The Board of Trustees approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases effective as of the date of this Prospectus Supplement (except purchases made through the automatic reinvestment of Fund distributions, if any, made after the date of this Prospectus Supplement).  After the Fund is closed to new investments, you may continue to redeem your shares of the Fund, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets on March 31, 2009.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on March 31, 2009, the effective time of the liquidation, your shares will be redeemed, and you will receive a check representing your proportionate interest in the net assets of the Fund as of March 31, 2009, subject to any required withholdings.  These liquidation proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation.  You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 877-5BRISTLE.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is February 27, 2009.